UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 13, 2026

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Corporate Units of PPL Corporation	PPLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 13, 2026, at the 2026 Annual Meeting of Shareowners (the "Annual Meeting") of PPL Corporation (the "Company"), the shareowners of the Company approved the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan (the "Second A&R SIP"). The Second A&R SIP became effective upon receipt of shareowner approval on May 13, 2026 at the Annual Meeting.

A detailed summary of the material features of the Second A&R SIP is set forth in Proposal 3 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2026, which description is incorporated herein by reference. The foregoing description of the Second A&R SIP is qualified in its entirety by reference to the full text of the Second A&R SIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareowners of the Company held on May 13, 2026, the shareowners:

Elected all nine nominees for the office of director. The votes for individual nominees were:

	Number of Votes
	For	Against	Abstain	Broker Non-Vote

Arthur P. Beattie	597,406,687	2,708,599	912,667	69,012,081
Raja Rajamannar	591,713,120	8,355,246	959,587	69,012,081
Heather B. Redman	597,251,939	2,839,974	936,040	69,012,081
Craig A. Rogerson	585,640,565	14,497,403	889,985	69,012,081
Vincent Sorgi	595,062,687	5,028,151	937,115	69,012,081
Linda G. Sullivan	591,126,424	9,054,086	847,443	69,012,081
Keith H. Williamson	586,715,596	13,385,229	927,128	69,012,081
Phoebe A. Wood	582,220,225	17,856,806	950,922	69,012,081
Armando Zagalo de Lima	592,113,051	7,891,865	1,023,037	69,012,081

Approved, on an advisory basis, the 2025 compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
580,083,934	18,747,637	2,196,382	69,012,081

Approved the PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
582,471,858	16,548,521	2,007,574	69,012,081

Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
662,634,703	6,313,167	1,092,164	0

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	10.1 -	PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  May 13, 2026